Exhibit 10.11

AMENDMENT NO. 2 TO AMENDED AND RESTATED

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment”) is entered into as of March 3, 2011, by and among SPARTON CORPORATION, a corporation organized under the laws of the State of Ohio (“Sparton”), SPARTON ELECTRONICS FLORIDA, INC., a corporation organized under the laws of the State of Florida (“Sparton Florida”), SPARTRONICS, INC., a corporation organized under the laws of the State of Michigan (“Spartronics”), SPARTON MEDICAL SYSTEMS, INC., a corporation organized under the laws of the State of Michigan (“Sparton Medical”), SPARTRONICS VIETNAM CO., LTD, a corporation organized under the laws of Vietnam (“Spartronics Vietnam”), SPARTON TECHNOLOGY, INC., a corporation organized under the laws of New Mexico (“Sparton Technology”), SPARTON OF CANADA, LIMITED, a Canadian corporation (“Sparton Canada”), SPARTON MEDICAL SYSTEMS COLORADO, LLC, a limited liability company organized under the laws of the State of Colorado (“Sparton Medical Colorado”) (Sparton, Sparton Florida, Spartronics, Sparton Medical, Sparton Vietnam, Sparton Technology, Sparton Canada, and Sparton Medical Colorado are each a “Borrower”, and collectively the “Borrowers”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC, as agent for the Lenders (in such capacity, “Agent”).

BACKGROUND

WHEREAS, Borrowers, Agent, and Lenders are parties to an Amended and Restated Revolving Credit and Security Agreement dated as of August 14, 2009, as amended by Amendment No. 1 to Revolving Credit and Security Agreement dated as of August 6, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

WHEREAS, Borrowers have requested that Agent and Lenders amend certain provisions of the Loan Agreement as hereafter provided, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

(a) The definition of “Applicable Margin” in Section 1.2 of the Loan Agreement is amended and restated in its entirety to read as follows:

“Applicable Margin” for Revolving Advances shall mean the

applicable percentage specified below:

APPLICABLE MARGIN FOR DOMESTIC RATE LOANS	APPLICABLE MARGIN FOR EURODOLLAR RATE LOANS
2.00%	3.00%

(b) The definition of “Eurodollar Rate” in Section 1.2 of the Loan Agreement is amended and restated in its entirety to read as follows:

“Eurodollar Rate” shall mean for any Eurodollar Rate Loan for the then current Interest Period relating thereto the interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Agent by dividing (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by Agent which has been approved by the British Bankers’ Association as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternative Source”), at approximately 11:00 a.m., London time two (2) Business Days prior to the first day of such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Agent at such time (which determination shall be conclusive absent manifest error)) for an amount comparable to such Eurodollar Rate Loan and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Reserve Percentage.

The Eurodollar Rate shall be adjusted with respect to any Eurodollar Rate Loan that is outstanding on the effective date of any change in the Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrowing Agent of the Eurodollar Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

3. Conditions Precedent to Effectiveness of this Amendment. This Amendment is not effective until each of the following conditions precedent (the “Amendment Conditions Precedent”) have been satisfied to Agent’s satisfaction:

(a) Agent has received a fully executed copy of this Amendment.

(b) All loan documents, including notes, security agreements, guarantees, subordination agreements, landlord waivers, financial statements, legal opinions, evidence of insurance, and other documents, are satisfactory in form and substance to Agent and its legal counsel.

4. Representations and Warranties. Each Borrower represents, warrants, and agrees that:

(a) The execution, delivery, and performance of this Amendment are within its corporate, limited liability company, or limited partnership powers, have been duly authorized, and do not violate any statute, law, regulation, or its articles of incorporation, articles of organization, by-laws, or other organizational documents, or any material agreement or undertaking to which it is a party or by which it is bound.

(b) This Amendment is a legal, valid, and binding obligation of each Borrower, enforceable against each in accordance with its terms.

(c) After giving effect to the amendments in this Amendment, the representations and warranties contained in the Loan Agreement and the Other Documents are true on and as of the date of this Amendment with the same force and effect as if made on and as of the date of this Amendment.

(d) No Default or Event of Default exists on the date of this Amendment.

(e) All Obligations are due and owing without setoff, counterclaim, or defense.

5. Effect on the Agreement.

(a) References in the Loan Agreement and the Other Documents to the Loan Agreement are treated as references to the Loan Agreement as amended by this Amendment. Without limiting the definition of Other Documents, this Amendment and all other agreements and documents executed in connection with it are Other Documents.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified, reaffirmed, confirmed and approved.

(c) If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement or the Other Documents, the terms of this Amendment control.

(d) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to any conflicts of laws principles thereto that would call for the application of the laws of another jurisdiction.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or electronic transmission in PDF format shall be deemed to be an original signature hereto.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

PNC BANK, NATIONAL ASSOCIATION,
as Agent and Lender

By:	/s/ Roger F. Reeder
Roger F. Reeder, Vice President

ACKNOWLEDGED AND AGREED:

SPARTON CORPORATION

By:	/s/ Gregory A. Slome
Gregory A. Slome, Senior Vice President and Chief Financial Officer

SPARTON ELECTRONICS FLORIDA, INC.

By:	/s/ Gregory A. Slome
Gregory A. Slome, Treasurer and Secretary

SPARTRONICS, INC.

By:	/s/ Gregory A. Slome
Gregory A. Slome, Treasurer and Secretary

SPARTON MEDICAL SYSTEMS, INC.

By:	/s/ Gregory A. Slome
Gregory A. Slome, Treasurer and Secretary

SPARTRONICS VIETNAM CO., LTD.

By:	/s/ Cary B. Wood
Cary B. Wood, General Director

[Signature Page to Amendment No. 2 to Amended and

Restated Revolving Credit and Security Agreement]

SPARTON TECHNOLOGY, INC.

By:	/s/ Gregory A. Slome
Gregory A. Slome, Treasurer and Secretary

SPARTON OF CANADA, LIMITED

By:	/s/ Cary B. Wood
Cary B. Wood, President

SPARTON MEDICAL SYSTEMS COLORADO, LLC, as Borrower

By:	/s/ Gregory A. Slome
Gregory A. Slome, President

[Signature Page to Amendment No. 2 to Amended and

Restated Revolving Credit and Security Agreement]